As filed with the Securities and Exchange Commission on October 22, 2012

Registration No. 333-165263

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Post-Effective Amendment No. 1

to

Form S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Plains Exploration & Production Company

(Exact name of registrant as specified in its charter)

Delaware	33–0430755
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

700 Milam, Suite 3100

Houston, Texas 77002

(713) 579-6000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

John F. Wombwell

Executive Vice President, General Counsel and Secretary

Plains Exploration & Production Company

700 Milam, Suite 3100

Houston, Texas 77002

713-579-6000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Michael E. Dillard

Sean T. Wheeler

Latham & Watkins LLP

811 Main Street, Suite 3700

Houston, Texas 77002

(713) 546-5400

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this Form are to be offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☑

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☑

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE

Title of each class of Securities to be registered	Amount to be registered / Proposed Maximum Offering Price Per Unit	Amount of registration fee
Common Stock	(1)	(2)
Debt Securities	(1)	(2)
Subsidiary Guarantees of Debt Securities (3)

(1)	An indeterminate initial offering price, principal amount or number of securities of each identified class is being registered as may from time to time be issued at indeterminate prices or upon conversion, exchange or exercise of securities registered hereunder to the extent any such securities are, by their terms, convertible into or exchangeable or exercisable for, such securities. Separate consideration may or may not be received for securities that are being registered that are issued in exchange for, or upon conversion or exercise of, the debt securities being registered hereunder.
(2)	In accordance with Rules 456(b) and 457(r), the registrant is deferring payment of all of the registration fee.
(3)	Subsidiaries of Plains Exploration & Production Company may guarantee on a secured or unsecured basis the debt securities of Plains Exploration & Production Company. In accordance with Rule 457(n), no separate fee is payable with respect to the guarantees of the debt securities being registered.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant Guarantor (1)	State or other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
PXP Offshore LLC	Delaware	27-3472708

(1)	The address for the Registrant Guarantor is 700 Milam, Suite 3100, Houston, Texas 77002.

EXPLANATORY NOTE

This Registration Statement on Form S-3 (registration No. 333-165263) of Plains Exploration & Production Company and its subsidiary guarantor registrants is being amended to (i) reflect the name change of Pogo Producing Company LLC to PXP Producing Company LLC and (ii) to add PXP Offshore LLC, a subsidiary of Plains Exploration & Production Company, as a Co-Registrant that is, or may potentially be, a guarantor of some or all of the debt securities with respect to which offers and sales are registered under this Registration Statement. No changes or additions are being made hereby to the base prospectus that already forms a part of the Registration Statement. Accordingly, such base prospectus is being omitted from this filing.

1

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	Other Expenses of Issuance and Distribution.

The expenses of this offering (all of which are to be paid by the registrant) are estimated to be as follows:

SEC registration fee	*
Legal fees and expenses	**
Accounting fees and expenses	**
Trustee fees and expenses	**
Printing expenses	**
Miscellaneous	**

Total	**

*	To be deferred pursuant to Rule 456(b) and calculated in connection with the offering of securities under their registration statement pursuant to Rule 457(r).
**	These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

ITEM 15.	Indemnification of Directors and Officers.

Plains Exploration & Production Company

The certificate of incorporation of Plains Exploration & Production Company (the “Company”) provides that the Company must indemnify to the full extent authorized or permitted by law any person made, or threatened to be made, a party to any threatened, pending or contemplated action, suit or proceeding (whether civil, criminal, administrative or investigative), any appeal in such action, suit or proceeding and any inquiry or investigation that could lead to such action, suit or proceeding by reason of fact that he is or was one of the Company’s directors or officers or by reason of the fact that such director or officer, at the Company’s request, is or was serving as a director, officer, partner, venturer, proprietor, trustee, employee, agent or similar functionary of an enterprise, against expenses and liabilities incurred in connection with such action, suit or proceeding. The rights to indemnification set forth above are not exclusive of any other rights to which such person may be entitled under any statute, provision of the Company’s certificate of incorporation or bylaws, agreements, vote of stockholders or disinterested directors or otherwise.

In addition, the Company’s certificate of incorporation and bylaws provide for mandatory indemnification of its officers and directors to at least the extent specifically allowed by Section 145 of the General Corporation Law of the State of Delaware (the “DGCL”). However, under the Company’s certificate of incorporation, except for proceedings to enforce right to indemnification, the Company is not required to indemnify anyone (including his heirs, executors or representatives) in connection with any action, suit or proceeding initiated by such person unless it was authorized by or consented to the Company’s board of directors. The Company’s bylaws follow the language of Section 145 of the DGCL; however, the advancement of expenses by us does not extend to administrative or investigative actions, suits and proceedings.

Pursuant to Section 145 of the DGCL, the Company generally has the power to indemnify its current and former directors, officers, employees and agents against expenses and liabilities that they incur in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the Company’s best interests, and with respect to any criminal action, they had no reasonable cause to believe their conduct was unlawful. The statute expressly provides that the power to indemnify or advance expenses authorized thereby is not exclusive of any rights granted under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to actions in such person’s official capacity and as to actions in another capacity while holding such office. The Company also has the power to purchase and maintain insurance for such directors and officers.

Subsidiary Guarantors

Texas Corporation

The certificate of formation and bylaws of Pogo Partners, Inc. (“PPI”) provides that it must indemnify, to the fullest extent authorized or permitted by applicable law, any person who was or is a respondent or defendant, or is threatened to be made a respondent or defendant, or testifies or otherwise participates, in any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative, arbitrative or investigative), any appeal in such an action, suit or proceeding, or any inquiry or investigation that could lead to such an action, suit or proceeding by reason of the fact that he is or was a director of PPI or, while a director of PPI, is or was serving at PPI’s request as a director, officer, partner, venturer, proprietor, trustee, employee, administrator, agent or similar functionary of an enterprise, against expenses and liabilities incurred in connection with such action, suit or proceeding. The rights to indemnification set forth above are not exclusive of any other rights such person may acquire under law, the certificate of formation or bylaws of PPI, an agreement, vote of shareholders or disinterested directors, or otherwise.

The bylaws of PPI provide that PPI must indemnify any person who was or is a respondent or defendant or threatened to be made a respondent or defendant, or testifies or otherwise participates, in any threatened, pending or contemplated action, suit or proceeding (whether civil, criminal, administrative, arbitrative or investigative), any appeal in such action, suit or proceeding and any inquiry or investigation that could lead to such action, suit or proceeding because such person is or was an officer of PPI or, while an officer of PPI, is or was serving at the request of PPI as a representative of another organization, to the same extent that PPI may indemnify and advance expenses to a director under the Texas Business Organizations Code (the “TBOC”).

Pursuant to the TBOC, PPI generally has the power to indemnify its current and former directors, officers, employees and agents against expenses and liabilities that they incur in connection with any suit to which they are, or are threatened to be made, a party by reason of their serving in such positions so long as he can affirm that he acted in good faith and met the standard of conduct necessary for indemnification under the TBOC. To limit indemnification, liability must be established by an order and all appeals of the order must be exhausted or foreclosed by law.

Delaware Corporations

The certificate of incorporation of each of Arguello Inc. (“Arguello”), Plains Acquisition Corporation (“Plains Acquisition”) and Plains Resources Inc. (“Plains Resources”) generally provide that such entity must indemnify to the fullest extent authorized or permitted by law any person made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he is or was a director or officer of such entity or by reason of the fact that such director or officer, at such entity’s request, is or was serving any other entity in any capacity, against expenses and liabilities incurred in connection with such action, suit or proceeding; provided, however, that, except for proceedings to enforce rights to indemnification, Arguello and Plains Resources are not required to indemnify any person in connection with a proceeding initiated by such person unless the proceeding is authorized by the board of directors. The rights to indemnification set forth above are not exclusive of any other rights to which such person may be entitled under any statute, provision of any applicable certificate of incorporation or bylaws, agreements, vote of stockholders or disinterested directors or otherwise.

The bylaws of each of Latigo Petroleum, Inc. (“Latigo”), Plains Acquisition and Plains Resources provide for mandatory indemnification of such entity’s officers and directors to the fullest extent authorized or permitted by applicable law. Additionally, the bylaws of Arguello follow the language of Section 145 of the DGCL, as described above under “Plains Exploration & Production Inc.”

Delaware LLCs

Each of PXP Producing Company LLC (“PXP Producing”), PXP Aircraft LLC (“PXP Aircraft”), PXP Gulf Coast LLC (“PXP Gulf Coast”), PXP Louisiana L.L.C. (“PXP Louisiana”), PXP Louisiana Operations LLC (“PXP Louisiana Operations”), and PXP Offshore LLC (“PXP Offshore”) is a Delaware limited liability company.

Pursuant to Section 18-108 of the Delaware Limited Liability Company Act a limited liability company may and will have the power to, subject to such standards and restrictions, if any, as are set forth in its limited liability company agreement, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever. The limited liability agreements of each of PXP Producing, PXP Aircraft, PXP Louisiana and PXP Offshore do not set forth any standards or restrictions limiting their power to indemnify any member, manager or other person against any claims.

The limited liability company agreement of PXP Gulf Coast and PXP Louisiana Operations provide that such entity must indemnify to the fullest extent permitted by applicable law any person who was or is a party or was or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he is or was a member, manager, director or agent of such entity or is or was serving at the request of such entity as a member, manager, director, officer, authorized person, employee or agent of another entity. PXP Gulf Coast and PXP Louisiana Operations may also advance expenses incurred by such person in defending or otherwise participating in such action, suit or proceeding.

ITEM 16.	Exhibits.

Exhibit Number	Description

1.1***	Form of Underwriting Agreement.

4.1	Indenture, dated as of March 13, 2007, between Plains Exploration & Production Company and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 13, 2007, File No. 1-31470).

4.2	Form of Subordinated Indenture (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form S-3ASR filed on March 7, 2007, File No. 333-141110).

4.3***	Form of Debt Security.

4.4	First Supplemental Indenture, dated as of March 13, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 7% Senior Notes) (incorporated by reference to Exhibit 4.2 to the March 13, 2007 Form 8-K).

4.5	Second Supplemental Indenture, dated as of June 5, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Plains Resources Inc., PXP East Plateau LLC, PXP Brush Creek LLC, PXP CV Pipeline LLC, PXP Hell’s Gulch LLC, PXP Piceance LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.3 to our Annual Report on Form 10-K for the year ended December 31, 2007, File No. 1-31470).

4.6	Third Supplemental Indenture, dated as of June 19, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 7 3/4% Senior Notes) (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed June 19, 2007, File No. 1-31470).

4.7	Fourth Supplemental Indenture, dated as of November 14, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Laramie Land & Cattle Company, LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.5 to the 2007 10-K).

4.8	Fifth Supplemental Indenture, dated as of January 29, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Gas Services, LP, Latigo Holding (Texas), LLC, Latigo Investments, LLC, Latigo Petroleum, Inc., Latigo Petroleum Texas LP, Pogo Energy, Inc., Pogo Panhandle 2004, L.P., Pogo Producing Company LLC, Pogo Producing (Texas Panhandle) Company, PXP Aircraft LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.6 to the 2007 10-K).

4.9	Sixth Supplemental Indenture, dated as of February 13, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Pogo Partners, Inc., Pogo Producing (San Juan) Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.7 to the 2007 10-K).

4.10	Seventh Supplemental Indenture, dated as of May 23, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed May 23, 2008, File No. 1-31470).

4.11	Eighth Supplemental Indenture, dated as of July 10, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, PXP Louisiana Operations LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A. as Trustee (incorporated by reference to Exhibit 4.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-31470).

4.12	Ninth Supplemental Indenture, dated as of March 6, 2009, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 10% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 6, 2009, File No. 1-31470).

4.13	Tenth Supplemental Indenture, dated as of September 11, 2009, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 8 5/8 % Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed September 11, 2009, File No. 1-31470).

4.14	Eleventh Supplemental Indenture, dated as of March 29, 2010, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 7 5/8% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 29, 2010, File No. 1-31470).

4.15	Twelfth Supplemental Indenture, dated as of March 29, 2011, to the Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 6 5/8% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 29, 2011, File No. 1-31470).

4.16	Thirteenth Supplemental Indenture, dated as of November 21, 2011, to the Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 6 3/4% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed November 21, 2011, File No. 1-31470).

4.17	Fourteenth Supplemental Indenture, dated as of April 27, 2012, to the Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 6 1/8% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed April 27, 2012, File No. 1-31470).

5.1	Opinion of Latham & Watkins LLP regarding the senior debt securities, the subordinated debt securities, the subsidiary guarantees of debt securities and the common stock (incorporated by reference to Exhibit 5.1 to our Registration Statement on Form S-3ASR filed on March 5, 2010, File No. 333-165263).

5.2*	Opinion of Latham & Watkins LLP regarding the legality of the subsidiary guarantees.

12.1**	Computation of Ratios of Earnings to Fixed Charges.

23.1*	Consent of Latham & Watkins LLP (included in its opinion filed as Exhibit 5.1 and 5.2 hereto).

23.2*	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Netherland, Sewell & Associates, Inc.

24.1**	Power of Attorney (included on the signature pages to the original Registration Statement).

24.2*	Power of Attorney (Williams)

24.3*	Power of Attorney (included on the signature pages to this Post-Effective Amendment No. 1).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under Senior Indenture.

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under Subordinated Indenture.

*	Filed herewith.
**	Previously filed as an exhibit to the Registration Statement.
***	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with the issuance of the securities.

ITEM 17.	Undertakings.

(a) The undersigned registrants hereby undertake:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by section 10(a)(3) of the Securities Act of 1933, as amended (the “Securities Act”);

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that (1) paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the registration statement is on Form S-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrants pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for the purpose of determining any liability under the Securities Act to any purchaser:

(i) Each prospectus filed by the registrants pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(5) That, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned registrants undertake that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, each of the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of the undersigned registrants relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrants or used or referred to by such undersigned registrants;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrants or their securities provided by or on behalf of the undersigned registrants; and

(iv) Any other communication that is an offer in the offering made by the undersigned registrants to the purchaser.

(b) The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act, each filing of the registrants’ annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To file an application for the purpose of determining the eligibility of the trustee under subsection (a) of Section 310 of the Trust Indenture Act (“Act”) in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Act.

(d) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrants pursuant to the foregoing provisions, or otherwise, the registrants have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 22, 2012.

PLAINS EXPLORATION & PRODUCTION COMPANY

By:	/s/ Winston M. Talbert
Winston M. Talbert Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

* James C. Flores	Chairman of the Board, President and Chief Executive Officer (Principal Executive Officer)	October 22, 2012

* Isaac Arnold, Jr.	Director	October 22, 2012

* Alan R. Buckwalter, III	Director	October 22, 2012

* Jerry L. Dees	Director	October 22, 2012

* Thomas A. Fry, III	Director	October 22, 2012

* Tom H. Delimitros	Director	October 22, 2012

* Charles G. Groat	Director	October 22, 2012

* John H. Lollar	Director	October 22, 2012

* Winston M. Talbert	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	October 22, 2012

* Nancy I. Williams	Vice President – Accounting, Controller and Chief Accounting Officer (Principal Accounting Officer)	October 22, 2012

* By:	/s/ John F. Wombwell
John F. Wombwell, Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each of Arguello Inc., Latigo Petroleum, Inc., Plains Acquisition Corporation, Plains Resources Inc., Pogo Partners, Inc., PXP Producing Company LLC, PXP Aircraft LLC, PXP Gulf Coast LLC, PXP Louisiana L.L.C., PXP Louisiana Operations LLC, and PXP Offshore LLC certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on October 22, 2012.

ARGUELLO INC. LATIGO PETROLEUM, INC. PLAINS ACQUISITION CORPORATION PLAINS RESOURCES INC. POGO PARTNERS, INC.

BY:	/s/ Winston M. Talbert
Winston M. Talbert Vice President & Treasurer

PXP PRODUCING COMPANY LLC

BY:	PXP GULF COAST LLC, its sole member

BY:	PLAINS EXPLORATION & PRODUCTION COMPANY, its sole member

BY:	/s/ Winston M. Talbert
Winston M. Talbert Executive Vice President & Chief Financial Officer

PXP AIRCRAFT LLC PXP GULF COAST LLC PXP OFFSHORE LLC

BY:	PLAINS EXPLORATION & PRODUCTION COMPANY, its sole member

BY:	/s/ Winston M. Talbert
Winston M. Talbert Executive Vice President & Chief Financial Officer

PXP LOUISIANA L.L.C.

BY:	PXP PRODUCING COMPANY LLC, its sole member

BY:	PXP GULF COAST LLC, its sole member

BY:	PLAINS EXPLORATION & PRODUCTION COMPANY, its sole member

BY:	/s/ Winston M. Talbert
Winston M. Talbert Executive Vice President & Chief Financial Officer

PXP LOUISIANA OPERATIONS LLC

BY:	PXP LOUISIANA L.L.C., its sole member

BY:	PXP PRODUCING COMPANY LLC, its sole member

BY:	PXP GULF COAST LLC, its sole member

BY:	PLAINS EXPLORATION & PRODUCTION COMPANY, its sole member

BY:	/s/ Winston M. Talbert
Winston M. Talbert Executive Vice President & Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James C. Flores and John F. Wombwell and each of them, either of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement (including post-effective amendments), and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or her might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of either of them, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the dates indicated:

Signature	Title	Date

* James C. Flores

President and Director of Arguello Inc., Latigo Petroleum, Inc., Plains Acquisition Corporation, Plains Resources Inc., Pogo Partners, Inc., and PXP Producing Company LLC

President of PXP Aircraft LLC, PXP Gulf Coast LLC, PXP Louisiana L.L.C. and PXP Louisiana Operations LLC

(Principal Executive Officer)

October 22, 2012

/s/ John F. Wombwell John F. Wombwell

Vice President, Secretary and Director of Arguello Inc., Plains Acquisition Corporation, Plains Resources Inc., Pogo Partners, Inc., and Latigo Petroleum, Inc.

Vice President and Secretary of PXP Producing Company LLC, PXP Aircraft LLC, PXP Gulf Coast LLC, PXP Louisiana L.L.C. and PXP Louisiana Operations LLC

President of PXP Offshore LLC

(Principal Executive Officer)

October 22, 2012

/s/ Winston M. Talbert Winston M. Talbert

Vice President, Treasurer and Director of PXP Producing

Company LLC

Vice President and Treasurer of Arguello Inc., Latigo Petroleum, Inc., Plains Acquisition Corporation, Plains Resources Inc., Pogo Partners, Inc., PXP Aircraft LLC, PXP Gulf Coast LLC, PXP Louisiana L.L.C. and PXP Louisiana Operations LLC

(Principal Financial and Accounting Officer)

October 22, 2012

*BY:	/s/ John F. Wombwell
John F. Wombwell, Attorney-in-fact

EXHIBIT LIST

Exhibit Number	Description

1.1***	Form of Underwriting Agreement.

4.1	Indenture, dated as of March 13, 2007, between Plains Exploration & Production Company and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 13, 2007, File No. 1-31470).

4.2	Form of Subordinated Indenture (incorporated by reference to Exhibit 4.2 to our Registration Statement on Form S-3ASR filed on March 7, 2007, File No. 333-141110).

4.3***	Form of Debt Security.

4.4	First Supplemental Indenture, dated as of March 13, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 7% Senior Notes) (incorporated by reference to Exhibit 4.2 to the March 13, 2007 Form 8-K).

4.5	Second Supplemental Indenture, dated as of June 5, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Plains Resources Inc., PXP East Plateau LLC, PXP Brush Creek LLC, PXP CV Pipeline LLC, PXP Hell’s Gulch LLC, PXP Piceance LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.3 to PXP’s Annual Report on Form 10-K for the year ended December 31, 2007, File No. 1-31470).

4.6	Third Supplemental Indenture, dated as of June 19, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 7 3/4% Senior Notes) (incorporated by reference to Exhibit 4.2 to our Current Report on Form 8-K filed June 19, 2007, File No. 1-31470).

4.7	Fourth Supplemental Indenture, dated as of November 14, 2007, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Laramie Land & Cattle Company, LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.5 to the 2007 10-K).

4.8	Fifth Supplemental Indenture, dated as of January 29, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Latigo Gas Group, LLC, Latigo Gas Holdings, LLC, Latigo Gas Services, LP, Latigo Holding (Texas), LLC, Latigo Investments, LLC, Latigo Petroleum, Inc., Latigo Petroleum Texas LP, Pogo Energy, Inc., Pogo Panhandle 2004, L.P., Pogo Producing Company LLC, Pogo Producing (Texas Panhandle) Company, PXP Aircraft LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.6 to the 2007 10-K).

4.9	Sixth Supplemental Indenture, dated as of February 13, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, Pogo Partners, Inc., Pogo Producing (San Juan) Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.7 to the 2007 10-K).

4.10	Seventh Supplemental Indenture, dated as of May 23, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed May 23, 2008, File No. 1-31470).

4.11	Eighth Supplemental Indenture, dated as of July 10, 2008, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, PXP Louisiana Operations LLC, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A. as Trustee (incorporated by reference to Exhibit 4.2 to our Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, File No. 1-31470).

4.12	Ninth Supplemental Indenture, dated as of March 6, 2009, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 10% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 6, 2009, File No. 1-31470).

4.13	Tenth Supplemental Indenture, dated as of September 11, 2009, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 8 5/8 % Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed September 11, 2009, File No. 1-31470).

4.14	Eleventh Supplemental Indenture, dated as of March 29, 2010, to the Indenture dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 7 5/8% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 29, 2010, File No. 1-31470).

4.15	Twelfth Supplemental Indenture, dated as of March 29, 2011, to the Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 6 5/8% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed March 29, 2011, File No. 1-31470).

4.16	Thirteenth Supplemental Indenture, dated as of November 21, 2011, to the Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 6 3/4% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed November 21, 2011, File No. 1-31470).

4.17	Fourteenth Supplemental Indenture, dated as of April 27, 2012, to the Indenture, dated as of March 13, 2007, among Plains Exploration & Production Company, the Subsidiary Guarantors parties thereto and Wells Fargo Bank, N.A., as Trustee (including form of the 6 1/8% Senior Notes) (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed April 27, 2012, File No. 1-31470).

5.1	Opinion of Latham & Watkins LLP regarding the senior debt securities, the subordinated debt securities, the subsidiary guarantees of debt securities and the common stock (incorporated by reference to Exhibit 5.1 to our Registration Statement on Form S-3ASR filed on March 5, 2010, File No. 333-165263).

5.2*	Opinion of Latham & Watkins LLP regarding the legality of the subsidiary guarantees.

12.1**	Computation of Ratios of Earnings to Fixed Charges.

23.1*	Consent of Latham & Watkins LLP (included in its opinion filed as Exhibit 5.1 and 5.2 hereto).

23.2*	Consent of PricewaterhouseCoopers LLP.

23.3*	Consent of Netherland, Sewell & Associates, Inc.

24.1**	Power of Attorney (included on the signature pages to the original Registration Statement).

24.2*	Power of Attorney (Williams)

24.3*	Power of Attorney (included on the signature pages to this Post-Effective Amendment No. 1).

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under PXP’s Senior Indenture.

25.1**	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of the Trustee under PXP’s Subordinated Indenture.

*	Filed herewith.
**	Previously filed as an exhibit to the Registration Statement.
***	To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with the issuance of the securities.